SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 9, 2007

                            BASELINE OIL & GAS CORP.

             (Exact Name of Registrant as Specified in its Charter)

         Nevada                    333-116890                 30-0226902
         --------------           ------------               ------------
         (State of                (Commission               (IRS Employer
         Incorporation)           File Number)               I.D. Number)

            11811 N. Freeway (I-45), Suite 200, Houston, Texas 77060
            --------------------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (281) 445-5880


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On March 9, 2007, Baseline Oil & Gas Corp., a Nevada corporation ("we" or the "Company"), entered in that certain Second Amendment to Purchase and Sale Agreement ("Second Amendment") with Statex Petroleum I, L.P. and Charles W. Gleeson LP (collectively, the "Seller"). The Second Amendment amends the Purchase and Sale Agreement, dated as of December 20, 2006, between the Company and Seller (the "Agreement"), pursuant to which the Company agreed, subject to the satisfaction of various terms and conditions, to purchase Seller's producing and non-producing natural gas properties and related property and equipment (the "Assets") located in the Stephens County, Texas, as previously disclosed by the Company in its report on Form 8-K filed with the Commission on December 21, 2006.

      Unless otherwise indicated, capitalized terms used herein shall have the meanings set forth in the Second Amendment, a copy of which is filed as Exhibit
99.1 hereto and incorporated by reference. The disclosure contained herein is intended merely as a summary of the material provisions of the Second Amendment and reference should be made to Exhibit 99.1 attached hereto for the complete terms of the Second Amendment.

      Under the Second Amendment, the Company and Seller have amended the Agreement to provide that, upon a payment by us of an additional performance deposit, in the amount of $300,000, on or before March 16, 2007 (the "Additional Performance Deposit"), (i) the deadline to close on our purchase of the Assets will be extended from March 9, 2007 until April 16, 2007 and (ii) the effective date for the transfer of the Assets, together with all the rights and obligations accruing or attributable thereto, will be changed from December 1, 2006 to February 1, 2007;

      In the event the Company timely pays the Additional Performance Deposit, the Performance Deposit provided for under Section 2.3 of the Agreement shall be increased by the sum of the Additional Performance Deposit to an aggregate amount of $1,300,000 ($1,000,000 of which the Company paid upon its execution of the Agreement). The increased Performance Deposit will be credited against the cash purchase price paid at the closing or, if Seller terminates the Agreement prior to the closing due to the Company's failure to perform certain closing conditions, will be retained by Seller as liquidated damages. Presently, the Company does not have sufficient capital to fund the payment of the Additional Performance Deposit and there are no assurances that the Company will be able to raise sufficient funds to enable it to timely make the Additional Performance Deposit.


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

Item 9.01 Financial Statements and Exhibits

     Exhibits

     Exhibit No.               Description
     -----------               -----------

        99.1 Second Amendment to Purchase and Sale Agreement, dated as of March 9, 2007, among the Company, Statex Petroleum I, L.P. and Charles W.
                               Gleeson LP.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 15, 2007                       BASELINE OIL & GAS CORP.


                                            By: /s/ Barrie M. Damson
                                                --------------------------------
                                                Barrie M. Damson, Chairman & CEO


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

                                  Exhibit Index

     Exhibit No.               Description
     -----------               -----------

        99.1 Second Amendment to Purchase and Sale Agreement, dated as of March 9, 2007, among the Company, Statex Petroleum I, L.P. and Charles W.
                               Gleeson LP.


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